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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statement (Form S-8) of UST Inc. (the "Company"), pertaining to the 1992 Stock Option Plan, of our report dated February 7, 2000, with respect to the consolidated financial statements of the Company incorporated by reference in its Annual Report (Form 10-K) for the year ended December 31, 1999, filed with the Securities and Exchange Commission.

                                          /s/ ERNST & YOUNG LLP

Stamford, Connecticut
May 12, 2000